UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549



                                    FORM 8-K
                                 CURRENT REPORT



                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934



  Date of Report (Date of earliest events reported)     January 15, 2004
                                                     --------------------------
                                                      (December 31, 2003)
                                                     --------------------------



 Commission   Name of Registrants, State of Incorporation,    I.R.S. Employer
File Number   Address and Telephone Number                   Identification No.
-----------   --------------------------------------------   ------------------

 333-32170    PNM Resources, Inc.                                85-0468296
              (A New Mexico Corporation)
              Alvarado Square
              Albuquerque, New Mexico  87158
              (505) 241-2700

  1-6986      Public Service Company of New Mexico               85-0019030
              (A New Mexico Corporation)
              Alvarado Square
              Albuquerque, New Mexico  87158
              (505) 241-2700



                         ------------------------------

              (Former name, former address and former fiscal year,
                         if changed since last report)

Item  9.   Regulation FD Disclosure

The Company is filing in this Form 8-K select Comparative Operating Statistics for the months of December 2003 and 2002 and the twelve months ended December 2003 and 2002 to provide investors with key monthly business indicators. Readers of this Form 8-K should refer to the Management's Discussion and Analysis of Financial Condition and Results of Operations in the Company's annual and quarterly periodic reporting on Form 10-K and Form 10-Q, respectively, for a discussion of actual results of operations and any significant trends.

                      PNM Resources, Inc. and Subsidiaries
                        Comparative Operating Statistics

                                         Month Ended       Twelve Months Ended
                                         December 31,           December 31,
                                    --------------------- ---------------------
                                       2003       2002       2003       2002
                                    ---------- ---------- ---------- ----------
Electric Service:

Energy Sales - MWh (in thousands)
     Retail                               618        625      7,379      7,433
     Wholesale
         Long Term Sales                  284         66      2,720        844
         Forward Sales                    273         97      3,597      1,337
         Short Term Sales                 456        587      5,531      7,269
                                    ---------- ---------- ---------- ----------

         Total Wholesale Sales          1,013        750     11,848      9,450
                                    ---------- ---------- ---------- ----------

         Total Energy Sales             1,631      1,375     19,227     16,883
                                    ========== ========== ========== ==========

Weather:

Heating and Cooling Days - Albuquerque, NM

The heating degree day value (HDD) is the accumulation in degrees that the daily mean temperature was below 65 degrees F. The cooling degree day value (CDD) is the accumulation in degrees that the daily mean temperature was above 65 degrees F.

          HDD                           852         874      3,692      3,945
                                    ========    ========   ========   ========

          CDD                             0           0      1,671      1,537
                                    ========    ========   ========   ========



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


SIGNATURES
----------

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrants have duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                                           PNM RESOURCES, INC. AND
                                     PUBLIC SERVICE COMPANY OF NEW MEXICO
                               ------------------------------------------------
                                                 (Registrant)


Date:  January 15, 2004                       /s/ Thomas Sategna
                               ------------------------------------------------
                                                Thomas Sategna
                                   Vice President and Corporate Controller
                                (Officer duly authorized to sign this report)


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